                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                        RESPONSE USA, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                               RESPONSE USA, INC.
                      3 EXECUTIVE CAMPUS, 2ND FLOOR SOUTH
                             CHERRY HILL, NJ 08002

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 8, 2000

                             ---------------------

To the Stockholders of
RESPONSE USA, INC.:

    You are hereby notified that the annual meeting of stockholders of Response USA, Inc., a Delaware corporation (the "Company"), will be held at the offices Friedman, Rosenwasser & Goldbaum, P.A., The Plaza, Suite 801, 5355 Town Center Road, Boca Raton, FL 33486, on Friday, December 8, 2000, at 10:00 a.m. local time, for the following purposes:

    1. To elect five members to the Board of Directors of the Company to serve until their respective successors are elected and qualified;

    2. To approve the selection by the Company of Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the current fiscal year; and

    3. To transact such other matters as may properly come before the meeting or any adjournments thereof.

    Only stockholders of record at the close of business on October 12, 2000 are entitled to notice of and to vote at the meeting.

    Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to any of the Proposals set forth herein.

    A proxy statement and proxy are enclosed herewith. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares. Also enclosed herewith is the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 and a letter from Jeffrey Queen, Chief Executive Officer of the Company. These materials are being distributed to stockholders beginning on or about
October 31, 2000.

                                          By Order of the Board of Directors,

                                          Gerard Christopher, SECRETARY

Cherry Hill, New Jersey
October 30, 2000

                               RESPONSE USA, INC.
                      3 EXECUTIVE CAMPUS, 2ND FLOOR SOUTH
                             CHERRY HILL, NJ 08002

                            ------------------------

                                  INTRODUCTION

    This proxy statement is furnished in connection with the solicitation of proxies for use at the annual meeting (the "Annual Meeting") of stockholders of Response USA, Inc. (the "Company"), to be held on Friday, December 8, 2000 and at any adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder by notifying the Company's Secretary at any time before it is voted, or by voting in person at the Annual Meeting. This proxy statement and accompanying proxy will be distributed to stockholders beginning on or about October 31, 2000. The principal executive offices of the Company are located at 3 Executive Campus, 2nd Floor South, Cherry Hill, NJ 08002 ((856) 661-0700).

                      OUTSTANDING SHARES AND VOTING RIGHTS

    Only stockholders of record at the close of business on October 12, 2000 (the "Record Date") are entitled to receive notice of, and vote at the Annual Meeting. As of October 12, 2000, the number and class of stock outstanding and entitled to vote at the meeting was 11,107,052 shares of common stock, par value $.008 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.

    The holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the election of nominees as directors. In all matters other than election of directors, the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the adoption of such matters.

                           PROPOSALS TO STOCKHOLDERS
                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    Each nominee to the Board of Directors will serve until the next Annual Meeting of stockholders, or until his earlier resignation, removal from office, death or incapacity.

    Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Jeffrey Queen, Andrew Queen, Richard M. Brooks, Daniel H. Abramowitz and Ronald N. Rosenwasser. Information is furnished below with respect to all nominees.

    The following information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on, and other affiliations and business experience during the past five years has been furnished to the Company by the respective nominees:

    JEFFREY QUEEN has been a Director and Chief Executive Officer of the Company since July 2000 and served as the Company's President from January 2000 until July 2000. Prior to that, Mr. Queen was President of Health Watch, Inc. ("Health Watch"), a subsidiary of the Company since October 1998. Prior to the acquisition of Health Watch by the Company, Mr. Queen was the President and a director of Health Watch since 1990. Mr. Queen is also a member of the Young Presidents Organization, an international organization of young corporate executives. Mr. Queen received his Bachelor of Science Degree in Sales Management from Ithaca College in 1983.

    ANDREW QUEEN has been a Director of the Company since January 2000 and the President of the Company since July 2000 and served as the Company's Chief Operating Officer and Executive Vice President from January 2000 until
July 2000. Since the Company's acquisition of Health Watch in October 1998,
Mr. Queen was the Chief Operating Officer, Treasurer and a director of Health Watch. Prior to that, Mr. Queen was the Chief Operating Officer and Treasurer of Health Watch since 1990. Mr. Queen received his Bachelor of Science Degree in Economics from the University of Massachusetts at Amherst in 1987.

    RICHARD M. BROOKS has been a Director of the Company since August 1990 and its Chairman since 1994. Mr. Brooks served the Company as its President and Chief Executive Officer from July 1994 until July 2000 and as its Chief Financial Officer from February 1990 until October 1999. From August 1986 to February 1990, Mr. Brooks was general counsel to Response Ability
Systems, Inc., a subsidiary of the Company. Mr. Brooks served as Regional Counsel Mid-Atlantic Region for the Interstate Commerce Commission from
May 1979 to March 1983 and was a senior attorney for the United States Treasury Department from March 1974 to April 1979. Mr. Brooks received his Bachelor of Science Degree in Business Administration in June 1970 from Temple University, and graduated from Temple University School of Law in 1973.

    RONALD N. ROSENWASSER has been a Director of the Company since July 2000. Since 1996, Mr. Rosenwasser has been a partner at the law firm of Friedman, Rosenwasser & Goldbaum, P.A., specializing in corporate and intellectual property law. Prior to joining such firm, Mr. Rosenwasser was a partner in the law firm of Ronald N. Rosenwasser, P.A. Mr. Rosenwasser received his Bachelor of Science Degree in Accounting in 1979 from the University of Florida and graduated from the University of Florida School of Law in 1983.

    DANIEL H. ABRAMOWITZ has been a Director of the Company since July 2000. Mr. Abramowitz is the founder of Hillson Financial Management Company, a private investment management company and has served as its President since 1990.
Mr. Abramowitz also serves as a director of Transtechnology

Corp., a publicly traded company engaged in the design and manufacture of highly engineered industrial and aerospace products.

INFORMATION CONCERNING BOARD MEETINGS

    The Company's Board of Directors met eight (8) times during the fiscal year ended June 30, 2000. All of the incumbent Directors attended at least 85% of such meetings, following their respective elections to the Board.

INFORMATION CONCERNING COMMITTEES OF THE BOARD

    The Company maintains an Audit Committee (responsible for reviewing policy matters and other issues with the Company's independent public accountants), which consists of Ronald N. Rosenwasser and Daniel H. Abramowitz; and a Stock Option and Compensation Committee (responsible for the granting of stock options), consisting of Messrs. Abramowitz and Rosenwasser. The Audit Committee met once and the Stock Option and Compensation Committee met three times during the fiscal year ended June 30, 2000. All members of both Committees attended 100% of such meetings following their respective elections to the Board.

    On June 5, 2000, the Board of Directors adopted an Audit Committee Charter which is attached as Appendix A hereto. The Audit Committee members, consisting of Messrs. Rosenwasser and Abramowitz, are "independent" directors as such term is defined by the National Association of Securities Dealers.

                                   MANAGEMENT

    The current directors and executive officers of the Company are set forth below:

                                                    YEAR FIRST
NAME OF DIRECTOR                        AGE      ELECTED DIRECTOR   POSITION
----------------                      --------   ----------------   --------
Jeffrey Queen(1)....................     40         2000            Chief Executive Officer and Director
Andrew Queen(1).....................     36         2000            President and Director
Richard M. Brooks...................     51         1990            Chairman of the Board and Director
Ronald N. Rosenwasser(2)(3).........     39         2000            Director
Daniel H. Abramowitz(2)(3)..........     36         2000            Director

NAME OF OFFICER
------------------------------------
Donna M. Dorris(4)..................     32                         Chief Financial Officer
Gerard Christopher(5)...............     41                         Treasurer and Secretary

------------------------

(1) Jeffrey Queen and Andrew Queen are brothers.

(2) Member of Audit Committee

(3) Member of Stock Option and Compensation Committee

(4) Ms. Dorris has been the Chief Financial Officer of the Company since
    October 1999. Ms. Dorris has been employed with the Company since 1991, serving as Controller from January 1998 to October 1999, as Assistant Controller from December 1997 to January 1998, as Accounting Manager from September 1996 to December 1997, as Accounting Supervisor from March 1994 to September 1996 and as Accounting Clerk from December 1991 to March 1994.

(5) Mr. Christopher has been the Treasurer and Secretary of the Company since September 2000 and its Vice President of Operations from February 2000 until September 2000. From September 1993 to February 2000, Mr. Christopher served as Vice President of Finance and Administration for J.F. Jelenko & Co., a manufacturer and distributor of dental health products.

    Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified. In
November 2000, former non-employee Directors A. Clinton Allen, Richard B. DeWolfe and Stuart R. Chalfin received bonuses in the amount of $50,000 each relating to the Company's sale of its security division to Vector Security Systems, Inc. Other than the foregoing, the automatic grant of options pursuant to the Company's 1999 Stock Option Plan and payment of a quarterly Board fee described below, Directors do not receive remuneration for their services as such, but may be reimbursed for expenses incurred in connection therewith, such as the cost of travel to Board meetings. Officers serve at the pleasure of the Board of Directors until their successors have been elected and qualified. Directors had received a $4,000 per quarter Board fee from July 1999 to September 2000, but such amount was reduced to $2,000 per quarter as of October 2000. Pursuant to the Company's 1999 Stock Option Plan, the Company has granted options to purchase shares of the Company's Common Stock to former Directors Chalfin, Allen and DeWolfe as well as Messrs. Rosenwasser and Abramowitz, the Company's current non-employee Directors. See "Executive Compensation."

    The following table sets forth the annual and long-term compensation for services in all capacities paid by the Company to its Chief Executive Officer and each executive officer whose annual compensation exceeded $100,000 (the "Named Executive Officers") during fiscal 1998, 1999 and 2000:

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                                             ---------------------------------------
                                 ANNUAL COMPENSATION                                  AWARDS               PAYOUTS
                          ---------------------------------                  -------------------------   -----------
                                                                                            SECURITIES    LONG-TERM
        NAME AND                                              OTHER ANNUAL    RESTRICTED    UNDERLYING    INCENTIVE     ALL OTHER
       PRINCIPAL                      SALARY        BONUS     COMPENSATION      STOCK        OPTIONS/       PLAN       COMPENSATION
        POSITION            YEAR       ($)           ($)         ($)(1)      AWARD(S) ($)    SARS (#)    PAYOUTS ($)       ($)
------------------------  --------   --------      --------   ------------   ------------   ----------   -----------   ------------
Jeffrey Queen,..........    2000     $166,927(2)         --           --             --           --             --            --
  Chief Executive
    Officer                 1999     $108,749(2)         --           --             --           --             --            --
                            1998        --               --           --             --           --             --            --

Andrew Queen,...........    2000     $166,927(2)         --           --             --           --             --            --
  President                 1999     $108,749(2)         --           --             --           --             --            --
                            1998        --               --           --             --           --             --            --

Richard M. Brooks,......    2000     $390,384(3)   $350,000(4)         --            --      300,000             --            --
  Chairman of the Board     1999     $316,442            --           --             --      236,111             --            --
  and former President      1998     $231,731            --           --             --       87,500             --            --
  and Chief Executive
    Officer

Ronald F. Feldman,......    2000     $202,885      $250,000(4)         --            --           --             --      $850,640(5)
  Former Executive Vice     1999     $201,135            --           --             --           --             --            --
  President, Secretary
    and                     1998     $159,096            --           --             --       37,500             --            --
  Treasurer

Donna M. Dorris,........    2000     $ 86,192      $ 35,000(4)         --            --       35,000             --            --
  Chief Financial
    Officer                 1999     $ 68,500            --           --             --        1,000             --            --
                            1998     $ 47,739            --           --             --           --             --            --

Robert L. May,..........    2000     $ 77,292      $383,750(4)         --            --           --             --      $967,735(6)
  Former Executive Vice     1999     $226,154            --           --             --           --             --            --
  President and Chief       1998     $ 51,903            --           --             --      175,000             --            --
  Operating Officer

--------------------------

(1) Excludes perquisites and other personal benefits, securities and properties otherwise categorized as salary or bonuses which in the aggregate, for each of the Named Executive Officers listed above, did not exceed the lesser of either $50,000 or 10% of the annual salary reported for such person.

(2) Named Executive Officers Jeffrey Queen and Andrew Queen are compensated pursuant to employment contracts with the Company's subsidiary, Health Watch, Inc. The salary amounts set forth for Fiscal 1999 represent salary paid from October 1998, when Health Watch was acquired by the Company, through June 30, 1999. The salary amounts set forth for Fiscal 2000 reflect, in part, a mid-year salary increase for each such Named Executive Officer from a base salary of $140,000 per annum to $185,000 per annum. See "Employment Contracts."

(3) In addition to the compensation disclosed above, from July 2000 through October 20, 2000, Mr. Brooks has received a total of $551,503 as payment of accrued vacation and severance pursuant to the terms of a Severance, Noncompetition and Nondisclosure Agreement with the Company dated July 19, 2000. See "Employment Agreements."

(4) Such bonuses were paid in connection with such Named Executive Officers' efforts with respect to the Company's sale of its security division in October 1999 to Vector Security, Inc. ("Vector").

(5) Mr. Feldman received this amount as payment of accrued vacation and severance pursuant to the terms of a Severance, Noncompetition and Nondisclosure Agreement with the Company dated January 18, 2000 as amended by Amendment dated February 21, 2000. See "Employment Agreements."

(6) Mr. May received this amount as payment of accrued vacation and severance in connection with the sale of the Company's security division to Vector.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information with respect to individual grants of stock options made by the Company and its subsidiaries to the Named Executive Officers during fiscal year 2000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               Individual Grants

                                                              % OF TOTAL
                                NUMBER OF SECURITIES     OPTIONS/SARS GRANTED
                               UNDERLYING OPTIONS/SARS       TO EMPLOYEES          EXERCISE OR
NAME                               GRANTED (#)(1)           IN FISCAL YEAR      BASE PRICE ($/SH)   EXPIRATION DATE
----                           -----------------------   --------------------   -----------------   ---------------
Richard M. Brooks............          300,000                    67%                 $1.125           02/01/10(2)
Donna M. Dorris..............           35,000                     8%                 $1.125           02/01/10

------------------------

(1) Fully vested options granted to Mr. Brooks and Ms. Dorris on February 1,
    2000.

(2) The options expire on the earlier of (i) February 1, 2010; or (ii) ninety
    (90) days following the date on which the holder ceases to be the Chairman of the Board of the Company.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

    The following table sets forth certain information regarding stock options exercised by the Named Executive Officers during the fiscal year ended June 30, 2000, as well as the number of exercisable and unexercisable in-the-money stock options and their values at fiscal year end. An option is in-the-money if the fair market value for the underlying securities exceeds the exercise price of the option.

                                                                            NUMBER OF
                                                                           SECURITIES          VALUE OF
                                                                           UNDERLYING       UNEXERCISED IN-
                                                                           UNEXERCISED         THE-MONEY
                                                                         OPTIONS/SARS AT     OPTIONS/SARS
                                                                           FY-END (#)        AT FY-END ($)
                                                  SHARES                 ---------------   -----------------
                                                 ACQUIRED      VALUE
                                                ON EXERCISE   REALIZED    EXERCISABLE/       EXERCISABLE/
NAME                                                (#)         ($)       UNEXERCISABLE    UNEXERCISABLE (2)
----                                            -----------   --------   ---------------   -----------------
Jeffrey Queen,
Chief Executive Officer.......................         --         --          --                       --

Andrew Queen,
President.....................................         --         --          --                       --

Richard M. Brooks,
Former Chief Executive Officer................         --         --        387,500/0                  --

Ronald Feldman, Former
Executive Vice President, Treasurer and
  Secretary...................................         --         --          --                       --

Donna M. Dorris,
Chief Financial Officer.......................         --         --         36,000/0                  --

------------------------

(1) None of the Named Executive Officers exercised Company stock options in Fiscal Year 2000.

(2) The exercise price of the options was greater than the closing price of the Common Stock on June 30, 2000.

EMPLOYMENT AGREEMENTS

    In connection with the Company's acquisition of Health Watch, Inc. ("Health Watch") in October 1998, the Company entered into Employment Agreements with Jeffrey Queen, as President of Health Watch, and Andrew Queen, as Chief Operating Officer of Health Watch, (collectively, the "Queen Employment Agreements"). In January 2000, Jeffrey Queen and Andrew Queen became executive officers of the Company (see "Change of Control"). The Company has not yet entered into new employment agreements with Messrs. Queen, and the Queen Employment Agreements continue to govern the terms of their employment.

    The Queen Employment Agreements provide for three (3) year terms and annual base salaries of $140,000, subject to annual adjustments. Under the Queen Employment Agreements, Jeffrey and Andrew Queen are entitled to receive life insurance, disability, hospitalization, vacation and other employee benefits, reimbursement of reasonable business expenses incurred on behalf of the Company and automobile expense reimbursement. The Queen Employment Agreements are terminable only upon certain circumstances, such as for cause, disability and death, and if terminated for any other reason, Messrs. Queen shall be entitled to receive (1) the present value (based on a 6% discount factor) of the individual's salary and benefits computed from termination through the end of employment agreement term, plus (2) any benefits due the employee unpaid as of the termination date, and (3) any such other benefits due the employee under law (the "Severance Benefit"). In addition, such individuals are entitled to the Severance Benefit in the event Health Watch or its affiliate transfers certain accounts to third parties or in the event that any person acquires 40% or more of Health Watch or Company subsidiary, Response Acquisition Corp. The Severance Benefit was waived in connection with the Vector sale.

    Effective October 1, 1998, the Company's former President and Chief Executive Officer, Richard M. Brooks, its former Executive Vice President, Treasurer and Secretary, Ronald F. Feldman, and its former Executive Vice President and Chief Operating Officer, Robert L. May, entered into three-year employment agreements (the "Brooks Employment Agreement," the "Feldman Employment Agreement" and the "May Employment Agreement" respectively). These Employment Agreements provided for certain severance payments in the event the executives were terminated without cause or in the event of a change of control of the Company.

    On September 30, 1999, the Company sold its electronic security division though the sale of two of its wholly-owned subsidiaries, United Security Systems, Inc. and The Jupiter Group, Inc., to Vector Security Systems, Inc. (the "Sale"). In connection with the Sale: (1) the Company has paid Mr. May a total severance benefit of $967,735 pursuant to the terms of the May Employment Agreement; (2) the Company redeemed a total of 611,680 shares of Common Stock owned by Mr. May and certain transferees of Mr. May at a price of $6.50 per share pursuant to the terms of a Stock Redemption Agreement dated as of August 10, 1999 between the Company and Mr. May; and (3) Mr. May resigned as an officer and Director of the Company as of September 30, 1999.

    On January 18, 2000, the Company entered into a Severance, Noncompetition and Nondisclosure Agreement with Mr. Feldman, as amended by Amendment dated February 21, 2000 (the "Feldman Severance Agreement"). Pursuant to the Feldman Severance Agreement, Mr. Feldman's employment with the Company was terminated without cause, Mr. Feldman resigned as an officer of the Company and the Company paid Mr. Feldman a lump sum amount of $734,232 and agreed to make nine
(9) additional monthly payments of $29,102 each and one final monthly payment of $23,555 payable on January 1, 2001 (the "Deferred Severance Payments"), in satisfaction of the Company's severance obligations under the Feldman Employment Agreement. These severance payments total Mr. Feldman's prior base salary of $250,000 plus the dollar value of certain benefits multiplied by 2.99. The Feldman Severance Agreement also contains noncompetition and nondisclosure provisions and provides for the acceleration of the Deferred Severance Payments under certain circumstances.

    In February 2000, the Company and its subsidiary, Health Watch, entered into a three-year Employment Agreement with Gerard Christopher to act as Vice President of Operations for Health Watch and to perform certain services with respect to the Company (the "Christopher Employment Agreement"). The Christopher Employment Agreement automatically renews for additional one year periods following February 23, 2003 unless terminated by Health Watch on not less than ninety (90) days notice to Mr. Christopher and provides for an annual base salary of $160,000. The Christopher Employment Agreement also provides for an annual bonus of not less than $15,000, the grant of options to purchase up to 100,000 shares of the Company's Common Stock at an exercise price of $1.563 per share, a car allowance, relocation expense reimbursement and such other employee benefits as are available to other employees of Health Watch holding similar positions. The Christopher Agreement also contains confidentiality and noncompetition provisions.

    On July 19, 2000, the Company entered into a Severance, Noncompetition and Nondisclosure Agreement with Mr. Brooks (the "Brooks Severance Agreement"). Pursuant to the Brooks Severance Agreement, Mr. Brooks terminated his employment with the Company for cause due to a change in control of the Company (see "Change of Control"), Mr. Brooks resigned as an officer of the Company but retained his status as a Director and assumed the position of Chairman of the Board. Pursuant to the severance provisions of the Brooks Employment Agreement, the Company paid Mr. Brooks a lump sum amount of $441,203 and agreed to make twenty-four (24) additional monthly payments of $36,766 each (the "Deferred Severance Payments") in satisfaction of the Company's severance obligations under the Brooks Employment Agreement. These severance payments total
Mr. Brooks' prior salary of $350,000 plus the dollar value of certain benefits multiplied by 2.99. In addition, the Brooks Severance Agreement provided for the acceleration of vesting of certain of Mr. Brooks' stock options, the performance by Mr. Brooks of certain management transition services, noncompetition and nondisclosure obligations and for the acceleration of the Deferred Severance Payments under certain circumstances.

1999 STOCK OPTION PLAN

    On February 11, 1999, the Board of Directors of the Company adopted the 1999 Stock Option Plan (the "1999 Plan") which was subsequently approved by the Company's stockholders on March 30, 1999.

    ADMINISTRATION OF THE PLAN

    The 1999 Plan is administered by the Stock Option and Compensation Committee of the Board of Directors (the "Administrator"), which determines who among those eligible will be granted options, the time or times at which options will be granted, the number of shares to be subject to options, the duration of options, any conditions to the exercise of options and the manner in and price at which options may be exercised. The Administrator is authorized to amend, suspend or terminate the 1999 Plan, except that it is not authorized without stockholder approval (except with regard to adjustments resulting from changes in capitalization) to (i) increase the maximum number of shares that may be issued pursuant to the exercise of options granted under the 1999 Plan;
(ii) permit the grant of a stock option under the 1999 Plan with an option price less than 85% of the fair market value of the shares at the time such option is granted (or 110% for greater than 10% stockholders); (iii) change the eligibility requirements for participation in the 1999 Plan; (iv) extend the term of any option or the period during which any option may be granted under the 1999 Plan; or (v) decrease an option exercise price (although an option may be canceled and a new option granted at a lower exercise price).

    SHARES SUBJECT TO THE 1999 PLAN

    The 1999 Plan provides that options may be granted with respect to a total of 750,000 shares of Common Stock, subject to adjustment upon certain changes in capitalization without receipt of consideration by the Company. In addition, if the Company is involved in a merger, consolidation, dissolution or liquidation, the options granted under the 1999 Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for the purposes of the 1999 Plan.

    PARTICIPATION

    Any employee, officer, director, agent, consultant or independent contractor of the Company is eligible to receive incentive stock options or non-qualified stock options granted under the 1999 Plan.

    NON-EMPLOYEE DIRECTORS

    Upon approval of the 1999 Plan by the stockholders at the Annual Meeting of Stockholders in March, 1999, each non-employee director of the Company was granted a non-qualified stock option to purchase 35,000 shares of Common Stock at the fair market value of the Common Stock on the date of such grant. Upon first election or appointment to the Board of Directors, each non-employee director shall be granted a non-qualified stock option to purchase 20,000 shares of Common Stock at the fair market value of the Common Stock as of the date of such grant. Thereafter, each non-employee director shall be annually granted a non-qualified stock option to purchase 20,000 shares of Common Stock at the fair market value on the date of such grant.

    OPTION PRICE

    The exercise price of each option will be determined by the Administrator, but incentive stock options may not be priced less than 85% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option on the date the option is granted.

    TERMS OF OPTIONS

    The Administrator, in its discretion, establishes the term of each option, provided that the maximum term of each option is 10 years. Options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company expire not more than five years after the date of grant. The 1999 Plan provides for the earlier expiration of options of a participant in the event of certain terminations of employment.

    OPTION GRANTS

    Options to purchase 640,000 shares of Common Stock have been granted pursuant to the 1999 Plan as follows: (i) 35,000 shares of Common Stock to Mr. Allen, a former Director, at an exercise price of $2.062 per share and 20,000 shares at $0.969 per share; (ii) 35,000 shares of Common Stock to Mr. Chalfin, a former Director, at an exercise price of $2.062 per share and 20,000 shares at $0.969 per share; (iii) 20,000 shares of Common Stock to Mr. DeWolfe, a former Director, at an exercise price of $2.063 per share and 20,000 shares at $0.969 per share; (iv) 300,000 shares of Common Stock to Mr. Brooks, the Chairman of the Board, at $1.125 per share; (v) 100,000 shares of Common Stock to Mr. Christopher, Treasurer and Secretary of the Company, at $1.563 per share; (vi) 35,000 shares of Common Stock to Ms. Dorris, the Chief Financial Officer of the Company at $1.125 per share; (vii) 20,000 shares of Common Stock to Mr. Rosenwasser, a Director, at an exercise price of $0.375 per share; (viii) 20,000 shares of Common Stock to Mr. Abramowitz, a Director, at an exercise price of

$0.375 per share; and (ix) 15,000 shares of Common Stock to a Company employee (the "Employee") at an exercise price of $1.125 per share. The options were granted on March 30, 1999 and December 17, 2000 with respect to Messrs. Allen and Chalfin, on May 6, 1999 and December 17, 2000 with respect to Mr. DeWolfe, on February 1, 2000 with respect to Mr. Brooks, Ms. Dorris and the Employee, on February 23, 2000 with respect to Mr. Christopher and on July 19, 2000 with respect to Messrs. Rosenwasser and Abramowitz.

1997 STOCK OPTION PLAN

    In October 1997, the Board of Directors of the Company adopted the 1997 Stock Option Plan (the "1997 Plan"), which was subsequently approved by the Company's stockholders on January 6, 1998.

    The 1997 Plan provides for the grant of options to purchase up to, but not in excess of, 600,000 shares of Common Stock to key employees, including but not limited to officers, directors, agents, consultants and independent contractors of the Company or any parent or subsidiary of the Company (excluding members of the Administrator (as defined in the 1997 Plan)), 452,150 of which have been granted and 147,850 of which are available for grant. Options may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. Incentive stock options may be granted only to employees of the Company or a subsidiary of the Company, while non-qualified options may be issued to non-employee directors, as well as to employees of the Company or its subsidiaries.

    The 1997 Plan is administered by the Stock Option and Compensation Committee of the Board of Directors (the "Administrator"), which determines, among other things, those individuals who receive options, the time period during which the options may be exercised, the number of shares of Common Stock issuable upon the exercise of each option and the option exercise price.

    The exercise price per share of Common Stock subject to an incentive option may not be less than the fair market value per share of Common Stock on the date the option is granted. The per share exercise price of the Common Stock subject to a non-qualified option may be established by the Administrator. If the aggregate fair market value (determined as of the date the option is granted) of Common Stock for which any person may be granted incentive stock options which first become exercisable in any calendar year exceeds $100,000, such stock option shall be treated, to the extent of such excess, as an option which does not qualify as an incentive stock option. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to such person, 10% or more of the total combined voting power of all classes of stock of the Company (a "10% Shareholder") shall be eligible to receive any incentive stock options under the 1997 Plan unless the exercise price is at least 110% of the fair market value of the shares of Common Stock subject to the option, determined on the date of grant. Non-qualified options are not subject to such limitation.

    No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of an optionee's employment other than by death, retirement, permanent and total disability, unless extended by the Administrator on or before such employee's date of termination of employment, the optionee will have no more than three months after such termination during which the optionee shall be entitled to exercise all or any part of such employee's option, unless otherwise determined by the Administrator. Upon termination of employment of an optionee by reason of death, retirement, permanent or total disability, such optionee's options remain exercisable for one year thereafter to the extent such options were exercisable on the date of such termination.

    Options under the 1997 Plan must be issued within 10 years from the effective date of the Plan. The effective date of the 1997 Plan was September 1997. Incentive stock options granted under the 1997 Plan cannot be exercised more than 10 years from the date of grant. Incentive stock options issued to a 10% Shareholder are limited to five-year terms. All options granted under the 1997 Plan provide for the payment of the exercise price in cash or check or by delivery to the Company of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods, or by such other methods approved by the Administrator pursuant to the 1997 Plan. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of such optionee's stock options with no additional investment other than the purchase of the original shares.

    Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the 1997 Plan.

    As of the date hereof, options to purchase 452,150 shares of Common Stock have been granted pursuant to the 1997 Plan as follows: (i) 75,000 shares of Common Stock to Mr. Allen, a former Director; (ii) 175,000 shares of Common Stock to Mr. May, a former officer and a Director; (iii) 75,000 shares of Common Stock to Mr. Rubin, a former director; (iv) 25,000 shares of Common Stock to Mr. Chalfin, a former Director; and (v) 87,500 shares of Common Stock to
Mr. Brooks, a former officer and a Director. All such options were granted in February 1998 at an exercise price equal to $6.03 per share and are fully vested. Additionally, in January 1999, options to purchase 14,650 shares of Common Stock were granted to certain employees of the Company at $4.063 per share, all of which have fully vested.

INCENTIVE STOCK OPTION PLAN

    In March 1992, the Company's Board of Directors and stockholders adopted and approved an Incentive Stock Option Plan ("ISO Plan"). The ISO Plan provides for the grant to key employees of the Company of stock options intended to qualify as "incentive stock options" under the provisions of the Code. A total of 13,334 shares of Common Stock have been reserved for issuance under the ISO Plan, all of which have been granted as of June 30, 1999.

NON-QUALIFIED STOCK OPTIONS

    In August 1990, the Company's Board of Directors approved a Nonqualified Stock Option Plan (the "NQO Plan") pursuant to which the Company may grant stock options to directors, officers, key employees and consultants. A total of 3,453 shares of Common Stock were reserved for issuance under the NQO Plan, all of which have been granted as of June 30, 1999.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of October 26, 2000, the record and beneficial ownership of Common Stock of the Company by each officer and director, all officers and directors as a group, and each person known to the Company to own beneficially or of record five percent or more of the outstanding shares of Common Stock:

                                                  AMOUNT AND NATURE    PERCENTAGE OF
NAME AND ADDRESS                                    OF BENEFICIAL       OUTSTANDING
OF BENEFICIAL OWNER(2)                              OWNERSHIP (1)     STOCK OWNED (3)
----------------------                            -----------------   ---------------
Linda Queen and Lorence Queen, as Trustees of
  the Jeffrey and Andrew Queen Irrevocable
  Trust, U/A January 2, 1998....................        1,716,768(4)        15.5%
Jeffrey Queen...................................        1,717,877(5)        15.5%
Andrew Queen....................................        1,712,644(6)        15.4%
Richard M. Brooks...............................          387,500(7)         3.4%
Donna M. Dorris.................................           36,000(8)           *%
Gerard Christopher..............................                0(9)         0.0%
Ronald N. Rosenwasser...........................           20,000(10)          *%
Daniel H. Abramowitz............................           20,000(11)          *%
Executive Officers and Directors as a Group.....        3,894,021(12)       33.7%

------------------------

*   Less than one percent.

 (1) For purposes of the above table, a person or group of persons is deemed to have "beneficial ownership" of any shares that such person or group has the right to acquire within 60 days after such date; and for purposes of computing the percentage of outstanding shares held by each person or group on a given date, such shares are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

     Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and is generally determined by voting power and/or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the Company believes that the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) The address for the above referenced directors and officers of the Company and the Jeffrey Queen and Andrew Queen Irrevocable Trust U/A January 2, 1998 is c/o Response USA, Inc., 3 Executive Campus, 2nd Floor South, Cherry Hill, New Jersey, 08002.

 (3) Individual percentages have been rounded to the nearest 0.1%. The percentage of outstanding stock owned is based upon 11,107,052 shares of Common Stock outstanding on October 26, 2000.

 (4) The principal beneficial interest in the Trust is held by the present and future children of Jeffrey Queen and Andrew Queen. The trustees have voting and dispositive power with respect to the subject shares.

 (5) Represents 409,323 shares of which Mr. Queen has direct beneficial ownership and 1,308,554 shares owned by Zenex J1, L.L.C., a limited liability company of which Mr. Queen is a managing member.

 (6) Represents 409,324 shares of which Mr. Queen has sole direct beneficial ownership and 1,303,320 shares owned by Zenex A1, L.L.C., a limited liability company of which Mr. Queen is a managing member.

 (7) Represents 387,500 shares issuable upon exercise of currently exercisable options.

 (8) Represents 36,000 shares issuable upon exercise of currently exercisable options.

 (9) Does not include 100,000 shares issuable upon exercise of unvested options granted in February 2000.

 (10) Represents 20,000 shares issuable upon exercise of currently exercisable options.

 (11) Represents 20,000 shares issuable upon exercise of currently exercisable options.

 (12) Represents 463,500 shares issuable upon the exercise of currently exercisable options referred to in Notes (7)(8)(10) and (11).

                               CHANGE OF CONTROL

    On January 11, 2000, the Company, Jeffrey Queen, Andrew Queen and the Jeffrey Queen and Andrew Queen Irrevocable Trust U/A January 2, 1998 (collectively, the "Queens") entered into a Settlement Agreement as amended by Amendment No. 1 thereto dated as of July 19, 2000 (the "Settlement Agreement") to settle a dispute among the parties in connection with the Deferred Purchase Price provisions under a Stock Purchase Agreement between the Company and the Queens dated September 16, 1998 relating to the Company's acquisition of Health Watch.

    Pursuant to the Settlement Agreement, the Company issued the Queens 1,277,969 shares of the Company's Common Stock at the price of $1.00 per share in February 2000 and an additional 3,705,382 shares of the Company's Common Stock at the price of $.50 per share in July 2000 and paid the Queens an aggregate of $2,522,031 in cash. As a result of the aforementioned stock issuances, the Queens and their affiliates beneficially own 46.35% of the outstanding Common Stock of the Company.

    In addition to the foregoing payments, the Queens were given the right to elect three (3) nominees to the Company's Board of Directors and one sitting member of the Board was asked to resign. In July 2000, Jeffrey Queen, Ronald N. Rosenwasser and Daniel H. Abramowitz were elected to the Board as nominees of the Queens and former Director Stuart R. Chaflin resigned from the Board.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Except as described below or under "Directors and Executive Officers of the Registrant" and "Executive Compensation," the Company has not engaged in any transactions with individuals who, at the time of such transaction, were officers, directors, principal stockholders or affiliates thereof during the two fiscal years ended June 30, 1999 and 2000.

    In connection with the appointment of A. Clinton Allen as a Director of the Company, the Company entered into a consulting agreement with A.C. Allen & Co., a company owned by Mr. Allen, commencing February 1998, pursuant to which A.C. Allen & Co. received $4,000 per month in consideration for Mr. Allen providing certain consulting services to the Company. Such consulting agreement was terminated in October 2000.

    Robert L. May, a former Director and executive officer of the Company, was the landlord for the Company's leased properties located in Wilkes Barre and Hamlin, Pennsylvania. During the fiscal year ended June 30, 2000, the Company made rental payments to Mr. May in the amount of $36,000. Mr. May also received payments from the Company in connection with the September 30, 1999 sale of two of its wholly-owned subsidiaries, United Security Systems, Inc. and The Jupiter Group, Inc., to Vector Security Systems, Inc. These payments to Mr. May are detailed above. See "Employment Agreements."

    Pursuant to the terms of the Settlement Agreement, the Company made certain cash payments and stock issuances to the Queens in February and July, 2000 totalling $2,522,031 in cash and 4,983,351 shares of Company Common Stock. See "Change of Control."

    Pursuant to the Feldman Severance Agreement, the Company paid Mr. Feldman a total of $937,946 through October 2000 for severance due Mr. Feldman under the Feldman Employment Agreement. See "Employment Agreements."

    Pursuant to the Brooks Severance Agreement, the Company paid Mr. Brooks a total of $551,501 through October 2000 for severance due Mr. Brooks under the Brooks Employment Agreement. See "Employment Agreements."

    The Company intends that all future material affiliated transactions and loans will be made or entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties and that all future material affiliated transactions and loans, and any forgiveness of loans, must be approved by a majority of the Company's independent Directors who do not have an interest in the transactions and who had access, at the Company's expense, to the Company's or independent legal counsel. In addition, the Company has agreed to maintain at least two independent Directors on its Board of Directors.

                                 PROPOSAL NO. 2
                       APPROVAL OF SELECTION OF AUDITORS

    The accounting firm of Deloitte & Touche LLP ("Deloitte") has been selected by the Board of Directors to audit the books, records and accounts of the Company for the current fiscal year, and the stockholders will be asked at the Annual Meeting to approve this selection.

    It is anticipated that a member of Deloitte will be present at the Annual Meeting to respond to appropriate questions and will have the opportunity, if desired, to make a statement.

    THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                            STOCKHOLDERS' PROPOSALS

    It is anticipated that the next Annual Meeting of Stockholders will be held in December 2001. Stockholders who seek to present proposals at the Company's next Annual Meeting of Stockholders must submit their proposals to the Secretary of the Company on or before June 15, 2001.

    In the event the Company receives notice of a stockholder proposal to take action at next year's Annual Meeting of Stockholders that is not submitted for inclusion in the Company's proxy materials, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office prior to the date of the next Annual Meeting of Stockholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the fiscal year ended June 30, 2000, all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten percent beneficial owners were complied with.

                     INCORPORATION OF FINANCIAL INFORMATION

    The Company's audited financial statements for the year ended June 30, 2000 and related disclosures are incorporated by reference herein from the Company's 2000 Annual Report on Form 10-KSB which accompanies this Proxy Statement.

                                    GENERAL

    In addition to the use of mails, proxies may be solicited by personal interview, telephone and telefax, by directors, officers and regular employees of the Company, without extra remuneration therefor. The Company will bear the cost of solicitation of proxies. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Company's Common Stock.

    The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

    Unless contrary instructions are indicated on the proxy, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal No. 2 and FOR the election of all directors nominated.

    The Board of Directors knows of no business other than that set forth above to be transacted at the Annual Meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                          By Order of the Board of Directors,

                                          Gerard Christopher, SECRETARY

Cherry Hill, New Jersey
October 30, 2000

                                                                      APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                OF THE BOARD OF DIRECTORS OF RESPONSE USA, INC.

    The Audit Committee is appointed by the Board of Directors (the "Board") of Response USA, Inc. (the "Company") to assist the Board in its oversight responsibilities. The Audit Committee shall, through regular reports to the Board, (1) monitor the integrity of the Company's financial statements,
(2) monitor the Company's compliance with legal and regulatory requirements,
(3) monitor the independence and performance of the Company's internal and independent auditors.

    The Audit Committee shall have the authority to retain any special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Audit Committee may conduct any investigation necessary to fulfilling its responsibilities and may request any officer or employee of the Company or the Company's outside counsel or independent auditor to meet with any members of, or consultants to, the Committee.

    The Audit Committee shall meet at least once each fiscal year and more frequently if circumstances dictate.

MEMBERSHIP OF THE COMMITTEE

    The members of the Audit Committee shall be appointed by the Board. The Audit Committee shall be comprised of not less than two members of the Board, each of whom shall meet the independence, experience and all other requirements of the Nasdaq National Market. If the Audit Committee shall be comprised of three or more members of the Board, then at least a majority of such committee members must meet the independence requirements as stated in NASD
Rule 4310(c)(26)(B).

RESPONSIBILITIES AND DUTIES

    The Audit Committee shall:

      1. Review and reassess the adequacy of this Charter at least annually and submit the charter to the Board with any recommended changes to the Board for approval.

      2. Recommend to the Board the appointment of the independent auditor, evaluate with the Board the performance of the independent auditor, and approve any discharge of any independent auditors when circumstances warrant.

      3. Approve the fees and any other significant compensation to be paid to the independent auditor, who is ultimately accountable to the Audit Committee and the Board.

      4. Review and discuss with the independent auditor the auditor's independence consistent with Independence Standards Board Standard 1, and, if it so determines, recommend that the full Board take appropriate action to oversee the independence of the auditor.

      5. Review the independent auditor's audit plan regarding the planning, scope and staffing of the audit.

      6. Review with management, independent auditor, and internal auditors the Company's financial reporting processes and controls, including significant financial risk exposures and the steps management has taken to monitor and control such exposures.

      7. Review with management, independent auditor, and internal auditors significant financial reporting findings and judgments made during, or in connection with, preparation of the Company's financial statements.

      8. Review the Company's annual audited financial statements to be included in the Company's Annual Report on Form 10-KSB with management and independent auditor prior to filing or distribution. Review shall include any significant issues regarding accounting and auditing principles, practices, and judgments as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

      9. Review with management and independent auditor the Company's quarterly financial results prior to the release of earnings and filing and distribution of its Form 10-QSB.

     10. Review significant recommended changes to the Company's auditing and accounting principles and practices by management, independent auditor, or internal auditors.

     11. Obtain from the independent auditor verification that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

     12. Prepare an annual report to shareholders to be included in the Company's proxy statement as required by the Securities and Exchange Commission

     13. Discuss with the independent auditor matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     14. Review the organizational structure, plan, and budget of the internal audit department.

     15. Review the appointment, performance, and replacement of the senior internal auditing executive.

     16. Review the internal auditing committee's significant reports to management and the management's responses.

     17. Review with Company counsel any legal matters that may have a significant impact on the Company's financial statements, the Company's compliance with applicable laws, and any significant reports or inquiries received from governmental and regulatory agencies.

     18. Obtain reports from management, the Company's senior internal auditing executive, and the independent auditor that the Company's subsidiary and foreign affiliated entities are in compliance with any applicable legal requirements.

     19. Review self-assessment of audit committee performance and report to the Board on significant results of foregoing activities.

     20. Meet during annual and separate executive meetings with the independent auditor, senior internal auditing executive, and chief financial officer.

     21. Perform any other activities deemed appropriate by the Board and consistent with this Charter, the Company's by-laws, and governing laws.

    The Audit Committee has the responsibilities established in this Charter and is not responsible 1) to plan or conduct audits, 2) to verify that the Company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles, 3) to resolve disagreements between management, internal auditors, and the independent auditor, or 4) to assure compliance with laws and regulations.

-------------------------------------------------------------------------------

                              RESPONSE USA, INC.
          ANNUAL MEETING OF STOCKHOLDERS, FRIDAY, DECEMBER 8, 2000
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints JEFFREY QUEEN and ANDREW QUEEN and each of them, with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Response USA, Inc. (the "Company") to be held at the offices of Friedman, Rosenwasser & Goldbaum, P.A., The Plaza, Suite 801, 5355 Town Center Road, Boca Raton, FL 33486 on Friday, December 8, 2000 at 10:00 a.m. local time and at any adjournments thereof, and to vote the shares of stock the undersigned would be entitled to vote if personally present, as indicated on the reverse side hereof.

     THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR PROPOSAL NO. 2 AND FOR THE ELECTION OF JEFFREY QUEEN, ANDREW QUEEN, RICHARD M. BROOKS, DANIEL H. ABRAMOWITZ AND RONALD N. ROSENWASSER, AS DIRECTORS.

              (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                      Please date, sign and mail your
                    proxy card back as soon as possible!

                      Annual Meeting of Stockholders
                            RESPONSE USA, INC.

                             December 8, 2000



            Please Detach and Mail in the Envelope Provided

A /X/ Please mark your votes as in this example.

1. Proposal No. 1
   Election of Directors.

                         AUTHORITY WITHHELD
     FOR ALL NOMINEES    AS TO ALL NOMINEES

           / /                 / /

For, except authority withheld as to the following nominee(s):


--------------------------------------------------------------

NOMINEES:

  Jeffrey Queen
  Andrew Queen
  Richard M. Brooks
  Daniel H. Abramowitz
  Ronald N. Rosenwasser


2. Proposal No. 2
   Approval of the selection of Deloitte & Touche LLP as the independent auditors of the Company.

                   FOR     AGAINST     ABSTAIN

                   / /       / /         / /

3. The undersigned hereby confers upon the proxies, and each of them, discretionary authority to vote upon such other business as may properly come before the meeting.

SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



----------------------------------------------
                (Signature)



----------------------------------------------
                (Print Name)



Dated:
       ---------------------------------, 2000

NOTE: (Please date, sign as name appears above, and return promptly. If the stock is registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.)

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